August 9, 2017 Second Quarter 2017 Earnings Conference Call

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 2 • Forward-Looking Statements —This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward- looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford & Company's website at www.crawfordandcompany.com. —Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. • Revenues Before Reimbursements ("Revenues") —Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. • Segment and Consolidated Operating Earnings —Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. • Earnings Per Share —The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. —In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. • Non-GAAP Financial Information —For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 3 GLOBAL BUSINESS SERVICES LEADER • The world's largest publicly listed independent provider of global claims management solutions • Multiple globally recognized brand names: Crawford®, Broadspire®, GCG® • Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune® 500

////////////////////////////////////////////////////////////////////////// TODAY'S AGENDA --- Welcome and Opening Comments --- Second Quarter 2017 Financial Review --- 2017 Reaffirmed Guidance and Strategic Initiatives

5 /////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// SECOND QUARTER 2017 BUSINESS SUMMARY (1) See Appendix for non-GAAP explanation and reconciliation Quarter Ended June 30, June 30, ($ in millions, except per share amounts) 2017 2016 Change Revenues $269.2 $282.3 (5)% Net Income Attributable to Shareholders of Crawford & Company $10.2 $8.6 18 % Diluted Earnings per Share CRD-A $0.19 $0.16 19 % CRD-B $0.17 $0.14 21 % Operating Earnings (1) $29.2 $23.9 22 % Operating Margin 10.8% 8.5% 230 bps Adjusted EBITDA (1) $38.2 $32.3 18 % Adjusted EBITDA Margin 14.2% 11.4% 280 bps

6 /////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// SECOND QUARTER 2017 BUSINESS HIGHLIGHTS • Reduced expense structure to streamline administrative and operational functions and fund investments in sales and marketing • U.S. Services delivered strong margins as a result of reprioritization of advertising spending in Contractor Connection • International margins expansion was driven by cost reduction initiatives • Broadspire saw 200 basis points of margin expansion driven by growth in medical management and disability services lines • Garden City Group continued to face a challenging market environment with fewer larger, high value cases • Rohit Verma joined Crawford as our new Global COO and will lead our four business lines and information technology • As a part of our long-term succession planning for the Board, Rahul Patel, a partner at King & Spalding, has joined our Board of Directors

# SECOND QUARTER 2017

## Financial Review

Crawford®

8 /////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Unaudited ($ in thousands, except per share amounts) Three Months Ended June 30, 2017 2016 % Change Revenues Before Reimbursements $ 269,247 $ 282,343 (5)% Costs of Services Provided, Before Reimbursements 186,327 200,362 (7)% Selling, General, and Administrative Expenses 57,327 61,060 (6)% Corporate Interest Expense, Net 2,114 2,523 (16)% Restructuring and Special Charges 6,782 3,526 92 % Total Costs and Expenses Before Reimbursements 252,550 267,471 (6)% Other Income 388 405 (4)% Income Before Income Taxes 17,085 15,277 12 % Provision for Income Taxes 6,812 6,116 11 % Net Income 10,273 9,161 12 % Net Income Attributable to Noncontrolling Interests and Redeemable Noncontrolling Interests (72) (534) (87)% Net Income Attributable to Shareholders of Crawford & Company $ 10,201 $ 8,627 18 % Earnings Per Share - Diluted: Class A Common Stock $ 0.19 $ 0.16 19 % Class B Common Stock $ 0.17 $ 0.14 21 % Non-GAAP Adjusted Earnings Per Share - Diluted: (1) Class A Common Stock $ 0.27 $ 0.20 35 % Class B Common Stock $ 0.25 $ 0.19 32 % Cash Dividends per Share: Class A Common Stock $ 0.07 $ 0.07 — % Class B Common Stock $ 0.05 $ 0.05 — % STATEMENT OF OPERATIONS HIGHLIGHTS (1) See Appendix for non-GAAP explanation and reconciliation

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 9 2Q 2017 2Q 2016 $25 $20 $15 $10 $5 $0 Claims Ops Tech Svcs CAT Cont. Conn. WGL 2Q 2017 2Q 2016 60 40 20 0 Claims Ops Tech Svcs CAT Cont. Conn. WGL Revenues by Service Line ($ in millions) Cases Received by Service Line (In thousands) Operating Results (2Q 2017 v. 2Q 2016) • Revenues of $61.3 million versus $58.9 million • Operating earnings of $11.1 million versus $9.6 million • Operating earnings margin of 18.2% versus 16.2% • Cases received of 130,124 versus 98,492, primarily due to high-frequency, low-complexity WeGoLook cases Highlights • Increased operating earnings due to lower advertising and administrative support costs • Increased revenues in Contractor Connection driven by 10% increase in assignments • Reduced revenues in the Catastrophe Service line as a result of lower revenues from a project based outsourcing contract U.S. Catastrophe (CAT) Adjuster Activity • CAT revenues of $8.6 million versus $11.4 million • Average CAT adjusters deployed of 363 in 2017 versus 382 in 2016 U.S. SERVICES SEGMENT HIGHLIGHTS

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 10 2Q 2017 2Q 2016 $50 $40 $30 $20 $10 $0 U.K. Canada Asia-Pacific Europe and ROW Revenues by Geographic Region ($ in millions) Operating Results (2Q 2017 v. 2Q 2016) • Revenues of $110.4 million versus $122.6 million • Exchange rates reduced revenues by 5%, or $5.9 million • Operating earnings of $10.3 million versus $11.1 million • Operating earnings margin of 9.3% versus 9.1% • Cases received of 166,915 versus 160,906 Regional Highlights • Operating earnings decreased in the segment due to lower revenues and associated earnings from weather related cases in the UK • Revenues were negatively impacted by foreign exchange rate fluctuations • Case volumes increased due to growth in high- frequency, low-complexity cases in Canada, Asia and Europe INTERNATIONAL SEGMENT HIGHLIGHTS 2Q 2017 2Q 2016 80 60 40 20 0 U.K. Canada Asia-Pacific Europe and ROW Cases Received (In thousands)

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 11 2Q 2017 2Q 2016 60 45 30 15 0 Workers' Compensation Casualty Medical Management, Disability and Other 2Q 2017 2Q 2016 $45 $30 $15 $0 Medical Management Claims Management Risk Management Revenues by Service Line ($ in millions) Broadspire Cases Received (In thousands) Operating Results (2Q 2017 v. 2Q 2016) • Revenues of $77.9 million versus $75.1 million • Operating earnings of $8.9 million versus $6.5 million • Operating earnings margin of 11.4% versus 8.7% • Cases received of 113,631 versus 108,883 Highlights • Operating earnings increase resulting from increased revenues, operational efficiency gains, and a reduction in administrative support costs • Growth in medical management and disability service lines • Strong pipeline of future sales opportunities being pursued BROADSPIRE SEGMENT HIGHLIGHTS

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 12 2Q 2017 2Q 2016 $125 $100 $75 $50 $25 $0 76 94 Backlog ($ in millions) Operating Results (2Q 2017 v. 2Q 2016) • Revenues of $19.7 million versus $25.7 million • Operating (loss) earnings of $(1.7) million versus $2.6 million • Operating margin of (8.4)% versus 9.9% • Backlog of $76 million versus $94 million Highlights • Low project volume and relative values during the 2017 quarter • Deepwater Horizon class action settlement project continues to wind down • Expense review underway in response to market trends GARDEN CITY GROUP SEGMENT HIGHLIGHTS Revenues ($ in millions) 2Q 2017 2Q 2016 $30 $20 $10 19.7 25.7

13 /////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Unaudited ($ in thousands) June 30, 2017 December 31, 2016 Change Cash and cash equivalents $ 59,962 $ 81,569 $ (21,607) Accounts receivable, net 168,047 153,566 14,481 Unbilled revenues, net 114,969 101,809 13,160 Total receivables 283,016 255,375 27,641 Goodwill 116,488 91,750 24,738 Intangible assets arising from business acquisitions, net 101,942 86,931 15,011 Goodwill and intangible assets arising from business acquisitions 218,430 178,681 39,749 Deferred revenues 62,855 63,340 (485) Pension liabilities 95,782 105,175 (9,393) Short-term borrowings and current portion of capital leases 5,926 1,012 4,914 Long-term debt, less current portion 241,199 187,002 54,197 Total debt 247,125 188,014 59,111 Total stockholders' equity attributable to Crawford & Company 171,610 153,883 17,727 Net debt (1) 187,163 106,445 80,718 Redeemable noncontrolling interests 7,362 — 7,362 (1) See Appendix for non-GAAP explanation and reconciliation BALANCE SHEET HIGHLIGHTS

14 /////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Unaudited ($ in thousands) 2017 2016 Variance Net Income Attributable to Shareholders of Crawford & Company $ 17,865 $ 17,257 $ 608 Depreciation and Other Non-Cash Operating Items 23,794 23,048 746 Unbilled and Billed Receivables Change (23,091) (20,743) (2,348) Working Capital Change (26,269) 969 (27,238) U.S. and U.K. Pension Contributions (8,658) (9,072) 414 Cash Flows from Operating Activities (16,359) 11,459 (27,818) Property & Equipment Purchases, net (3,767) (4,588) 821 Capitalized Software (internal and external costs) (12,155) (8,749) (3,406) Free Cash Flow (1) ($32,281) ($1,878) ($30,403) For the year-to-date period ended June 30, OPERATING AND FREE CASH FLOW (1) See Appendix for non-GAAP explanation

15 /////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 2017 SHARE REPURCHASES • During the second quarter 2017, Crawford repurchased 356,320 shares of CRD-A for an average price of $8.42 per share, and 48,488 shares of CRD-B for an average price of $8.96 per share • The Company's share repurchase authorization, approved in August 2014, the ("2014 Repurchase Authorization"), provided the Company with the ability to repurchase up to 2,000,000 shares of CRD-A or CRD- B (or both) through July 2017 • A total of 1,050,492 shares remained to be purchased at June 30, 2017 under the 2014 Stock Repurchase Authorization which was terminated at the close of business July 28, 2017 • Effective July 29, 2017, the Company is authorized to repurchase up to 2,000,000 shares of CRD-A or CRD-B (or both) through July 2020 ("2017 Repurchase Authorization")

16 /////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// Crawford & Company is reaffirming its guidance for 2017 as follows: YEAR ENDING DECEMBER 31, 2017 Low End High End Consolidated revenues before reimbursements $1.10 $1.13 billion After expected restructuring and special charges, net income attributable to shareholders of Crawford & Company $34.0 $39.0 million Diluted earnings per share--CRD-A $0.63 $0.73 per share Diluted earnings per share--CRD-B $0.55 $0.65 per share Consolidated operating earnings $90.0 $100.0 million Consolidated adjusted EBITDA $130.0 $140.0 million Before expected restructuring and special charges, net income attributable to shareholders of Crawford & Company on a non-GAAP basis $43.0 $48.0 million Diluted earnings per share--CRD-A $0.78 $0.88 per share Diluted earnings per share--CRD-B $0.71 $0.81 per share 2017 GUIDANCE The Company expects to incur restructuring and special charges in 2017 totaling approximately $13.0 million pretax. This is expected to be comprised of $3.0 million related to the Company's Global Business Services Center in Manila, Philippines and Global Technology Services Center in Pune, India (the "Centers") and $10.0 million related to other restructuring activities.

17 /////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 2017 STRATEGIC INITIATIVES • Having a strong financial foundation Ø Implement cost reduction initiatives to drive margin expansion • Building an entrepreneurial culture Ø Identify attractive markets for expansion • Enhancing global capabilities Ø Explore strategic M&A opportunities • Delivering excellence in execution Ø Increase speed of doing business enterprise wide • Being a sales and service driven organization Ø Form a robust sales funnel and capitalize on cross-selling • Providing new products and services that matter Ø Deliver customized value propositions to clients

////////////////////////////////////////////////////////////////////////// Appendix SECOND QUARTER 2017

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 19 Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. The reconciliation from Cash Flows from Operating Activities is provided on slide 14. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer- relationship intangible assets, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests. APPENDIX: NON-GAAP FINANCIAL INFORMATION

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 20 Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income with adjustments for depreciation and amortization, interest expense-net, income tax provision, restructuring and special charges, and non-cash stock- based compensation expense. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Non-GAAP Adjusted Net Income and Diluted Earnings per Share Included in non-GAAP adjusted net income as an add back to GAAP net income and diluted earnings per share, are restructuring and special charges net of tax, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations. APPENDIX: NON-GAAP FINANCIAL INFORMATION (continued)

RECONCILIATION OF NON-GAAP ITEMS

Revenues, Costs of Services Provided, and Operating Earnings

Unaudited ($ in thousands)	Quarter Ended June 30, 2017	Quarter Ended June 30, 2016	Full Year Guidance 2017 *
Revenues Before Reimbursements			
Total Revenues	$ 283,972	$ 297,669	$ 1,183,000
Reimbursements	(14,725)	(15,326)	(68,000)
Revenues Before Reimbursements	$ 269,247	$ 282,343	$ 1,115,000
Costs of Services Provided, Before Reimbursements			
Total Costs of Services	$ 201,052	$ 215,688	
Reimbursements	(14,725)	(15,326)	
Costs of Services Provided, Before Reimbursements	$ 186,327	$ 200,362	

Unaudited ($ in thousands)	Quarter Ended June 30, 2017	Quarter Ended June 30, 2016	Full Year Guidance 2017 *
Operating Earnings (Loss):			
U.S. Services	$ 11,133	$ 9,560	
International	10,293	11,125	
Broadspire	8,899	6,529	
Garden City Group	(1,653)	2,558	
Unallocated corporate and shared (costs) and credits, net	487	(5,889)	
Consolidated Operating Earnings	29,159	23,883	$ 95,000
Deduct:			
Net corporate interest expense	(2,114)	(2,523)	(11,000)
Stock option expense	(457)	(137)	(1,575)
Amortization expense	(2,721)	(2,420)	(11,700)
Restructuring and special charges	(6,782)	(3,526)	(13,165)
Income taxes	(6,812)	(6,116)	(20,960)
Net income attributable to non-controlling interests and redeemable noncontrolling interests	(72)	(534)	(100)
Net Income Attributable to Shareholders of Crawford & Company	$ 10,201	$ 8,627	$ 36,500

Crawford

** Midpoints of Company's Guidance, reaffirmed August 9, 2017*

21

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 22 RECONCILIATION OF NON-GAAP ITEMS (continued) Adjusted EBITDA Quarter Ended Full Year June 30, June 30, Guidance Unaudited ($ in thousands) 2017 2016 2017 * Net income attributable to shareholders of Crawford & Company $ 10,201 $ 8,627 $ 36,500 Add: Depreciation and amortization 10,178 10,264 47,375 Stock-based compensation 2,109 1,228 6,000 Net corporate interest expense 2,114 2,523 11,000 Restructuring and special charges 6,782 3,526 13,165 Income taxes 6,812 6,116 20,960 Adjusted EBITDA $ 38,196 $ 32,284 $ 135,000 * Midpoints of Company's Guidance, reaffirmed August 9, 2017

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 23 RECONCILIATION OF NON-GAAP ITEMS (continued) Net Debt June 30, December 31, Unaudited ($ in thousands) 2017 2016 Net Debt Short-term borrowings $ 5,383 $ 30 Current installments of capital leases 543 982 Long-term debt and capital leases, less current installments 241,199 187,002 Total debt 247,125 188,014 Less: Cash and cash equivalents 59,962 81,569 Net debt $ 187,163 $ 106,445

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 24 RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share Three Months Ended June 30, 2017 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 17,085 $ (6,812) $ 10,273 $ 10,201 $ 0.19 $ 0.17 Add back: Restructuring and special charges 6,782 (2,217) 4,565 4,565 0.08 0.08 Non-GAAP Adjusted $ 23,867 $ (9,029) $ 14,838 $ 14,766 $ 0.27 $ 0.25 Three Months Ended June 30, 2016 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 15,277 $ (6,116) $ 9,161 $ 8,627 $ 0.16 $ 0.14 Add back: Restructuring and special charges 3,526 (1,188) 2,338 2,338 0.04 0.05 Non-GAAP Adjusted $ 18,803 $ (7,304) $ 11,499 $ 10,965 $ 0.20 $ 0.19

////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////////// 25 RECONCILIATION OF NON-GAAP ITEMS (continued) Non-GAAP Adjusted Net Income and Diluted Earnings Per Share *Full Year Guidance 2017 Unaudited ($ in thousands) Income Before Taxes Income Taxes Net Income Net Income Attributable to Crawford & Company Diluted Earnings per CRD-A Share Diluted Earnings per CRD-B Share GAAP $ 57,560 $ (20,960) $ 36,600 $ 36,500 $ 0.68 $ 0.60 Add back: Restructuring and special charges 13,165 (4,344) 8,821 8,821 0.15 0.15 Non-GAAP Adjusted $ 70,725 $ (25,304) $ 45,421 $ 45,321 $ 0.83 $ 0.75 * Midpoints of Company's Guidance, reaffirmed August 9, 2017